Parker Hannifin Corporation Quarterly Earnings Release 3rd Quarter FY 2010 April 20, 2010 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results.
Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; ability to realize anticipated cost savings from business realignment actions;
threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 3 rd Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

Slide 5
Third Quarter FY10 Highlights
Industrial Markets
Improve:
Industrial Orders Improved
Sequentially From Q2 FY10
Continued Strong Cash
Flow:
Operating Cash Flow/Sales of 11.7%
YTD
Continued Inventory
Reduction:
$36M in Q3 FY10; $58M YTD
FY10
Continued Debt
Reduction:
$41M in Q3 FY10; $418M YTD FY10
Continued Reduction in
Leverage:
Debt to Total Capital Ratio
Reduced to 29.2% (gross) or 24.8% (net of cash)
Operating Margin
Improvement:
Sequential Quarter Improvement
to 11.8% from 10.4% in Q2 FY10
Continued Cost
Control:
Impressive Incremental Marginal Return
on Sales of 51.6% for Q3 FY10

Slide 6 Financial Highlights Diluted Earnings per Share 3 rd Quarter $.94 $.33 $2.04 $2.81 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 Q3 FY10 Q3 FY09 YTD FY10 YTD FY09

Slide 7
Influences on 3
rd
Quarter Earnings
Diluted Earnings Per Share Increased Y-o-Y as a Result of:
Increased Revenues of 11.5% as a Result of End Market
Recoveries
Reduced SG&A due to Tight Budgetary Control ($2M)
Reduced Interest Expense due to Less Debt Outstanding
($2M)
Reduced Other Expense primarily due to Legal and
Insurance Settlements in Prior Year ($23M)
Offset by:
Higher Taxes Due to Increased Operating Income;
Higher Tax Rate Due to Prior Year Discrete Item
Higher Shares Outstanding due to Increased Dilutive
Effect of Equity Awards

Slide 8
Financial Highlights
Sales – 3
rd
Quarter
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 2,615 $ 11.5% 2,345 $
Acquisitions -           -- %
Currency 85         3.6%
Adjusted Sales 2,530 $ 7.9%
3rd Quarter

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 959 $    11.9% 857 $
Acquisitions -           -- %
Currency 12         1.4%
Adjusted Sales 947 $    10.5%
Operating Margin
As reported 134 $    73 $
  % of Sales 13.9% 8.5%
3rd Quarter

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 995 $    18.9% 837 $
Acquisitions -           -- %
Currency 65         7.8%
Adjusted Sales 930 $    11.1%
Operating Margin
As reported 109 $    38 $
  % of Sales 11.0% 4.6%
3rd Quarter

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 449 $    (6.4)% 480 $
Acquisitions -           -- %
Currency 2           0.4%
Adjusted Sales 447 $    (6.8)%
Operating Margin
As reported 50 $      66 $
  % of Sales 11.1% 13.7%
3rd Quarter

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2010
%
Change
FY2009
Sales
As reported 212 $    23.9% 171 $
Acquisitions -           -- %
Currency 6           3.6%
Adjusted Sales 206 $    20.3%
Operating Margin
As reported 16 $      (7) $
  % of Sales 7.7% (4.3)%
3rd Quarter

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
MAR '10 DEC '09 MAR '09 DEC '08
Total Parker 23% +  7% -     34% -    20% -
Industrial North America 30% +  3% -     35% -    18% -
Industrial International 42% +  0% 41% -    28% -
Aerospace 22% -   27% -   12% -    2% +
Climate & Industrial Controls 38% +  6% +    36% -    28% -
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Slide 15 Strong Cash Flow Cash from Operating Activities 3 rd Quarter Year To Date

Slide 16 Financial Leverage 29.2% Debt to Debt Equity (24.8% net Debt)

Slide 17
FY 2010  Earnings Outlook Assumptions
Segment Sales & Operating Margins
FY 2010 Sales change versus FY 2009
Industrial North America (3.6)% -- (5.6)%
Industrial International (1.8)% -- (4.8)%
Aerospace (7.6)% -- (8.0)%
Climate & Industrial Controls .9% -- (.1)%
FY 2010 Operating margin percentages
Industrial North America 13.1% -- 12.9%
Industrial International 9.9% -- 9.7%
Aerospace 11.7% -- 11.5%
Climate & Industrial Controls 6.5% -- 6.3%

Slide 18 FY 2010 Earnings Outlook Assumptions below Operating Margin (+/- 1.0%) Corporate Admin $140M Interest Expense $104M Other Expense (Inc.) $147M Total $391M Tax Rate 28%

Slide 19 Earnings Outlook – FY10 Low High Diluted earnings per share 2.95 $ 3.15 $

Slide 20 Questions & Answers...

Appendix Income Statement 3 rd Quarter FY2010 3 rd Quarter YTD FY2010

Slide 22
Income Statement – 3
rd
Quarter
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales 2,614.8 $  100.0% 2,344.7 $  100.0%
Cost of sales 2,062.4 78.9% 1,908.6 81.4%
Gross profit 552.4 21.1% 436.1 18.6%
S, G & A 316.0 12.1% 318.0 13.6%
Interest expense 26.0 1.0% 28.4 1.2%
Other expense, net 4.0 .1% 27.4 1.1%
Income before taxes 206.4 7.9% 62.3 2.7%
Income taxes 52.0 2.0% 9.1 .4%
Net income 154.4 $     5.9% 53.2 $       2.3%
Less: Noncontrolling interests .5 $           .0% (.2) $         (.0)%
Net income attributable to common
shareholders
153.9 $     5.9% 53.4 $       2.3%
FY 2010 FY 2009

Slide 23
Income Statement – 3
rd
Quarter YTD
Total Year
Dollars in millions
% of Sales % of Sales
Net Sales 7,206.7 $  100.0% 8,098.1 $  100.0%
Cost of sales 5,732.9 79.5% 6,367.3 78.6%
Gross profit 1,473.8 20.5% 1,730.8 21.4%
S, G & A 927.8 12.9% 987.9 12.2%
Interest expense 76.7 1.1% 86.8 1.1%
Other expense, net 6.7 .1% 36.2 .4%
Income before taxes 462.6 6.4% 619.9 7.7%
Income taxes 129.3 1.8% 158.1 2.0%
Net income 333.3 $     4.6% 461.8 $     5.7%
Less: Noncontrolling interests 1.4 $         .0% 2.8 $         .0%
Net income attribituable to common
shares
331.9 $     4.6% 459.0 $     5.7%
FY 2010 FY 2009